Restricted Cash	12 Months Ended
Dec. 31, 2021
Restricted Cash.
Restricted Cash

7. Restricted Cash

The following table provides the components of Restricted cash (dollars in thousands):

	December 31, 2021	December 31, 2020
Reclamation and other surety bond cash collateral	$34,293	$39,677

As of December 31, 2021, our surface management surety bonds totaled $59.3 million, of which $58.3 million secures the financial assurance requirements for the Hycroft Mine, and $1.0 million secures the financial assurance requirements for the adjacent water supply well field and exploration project, which were partially collateralized by the Restricted cash shown above. During the year ended December 31, 2021 the Company replaced certain surety bonds with new surety bonds with lower cash collateral requirements, resulting in an approximate $5.4 million reduction in restricted cash.